
IEC
electronics

Military • Aerospace • Industrial • Communications • Medical

WNY Investor Conference Sept. 2010

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2009 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

IEC electronics
Absolutely, Positively, Perfect and On-Time℠

Since We Were Last Together

	FY 2008	FY2010 (Projected)
Revenues	$51.1M	$96M
Gross Profit	$6.2M	$15.3M
Gross Profit Margin	12.2%	>16%
Operating Income	$2.4M	$7.7M
Operating Margin	4.7%	8%
Stock Price	$1.70 (Nov. 2008)	$5 (Sept. 2010)

IEC electronics
Absolutely, Positively, Perfect and On-Time

Since We Were Last Together

- Completed two additional acquisitions
  - Acquired GTC from Crane Corp. – legacy military and aerospace programs
  - Acquired Celmet - vertical integration - small ‘tuck in’ – chassis manufacturer supporting or metals needs
  - Supported organic growth of 20+%
- Moved to NYSE Amex (IEC)
- Selected #29 in Forbes 200 best small companies
- Industrial Week – finalist top 20 mfg. companies in the U.S.

IEC electronics
Absolutely, Positively, Perfect and On-Time

We Are Growing Rapidly - Let's Discuss Why

First an overview of the Company

IEC electronics
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Overview

Domestic Niche: Newark, NY (near Rochester) based contract electronics manufacturer

- Customer mix is **100%** U.S. based
  - Complexity

Growth: 4-year CAGR of 25+%

Margins: Industry leading operating margins at 7.5+%

9.6 million shares outstanding – Insiders control ~ 20%

IEC electronics
Absolutely, Positively, Perfect and On-Time

Our Industry



- Electronic Manufacturing Services (EMS) Industry
  - Electronics are produced by thousands of contract manufacturers worldwide
    - Laptops, cell phones, printers, CD players, MP3 players
- The largest in the industry are global (i.e. Flextronics, Sanmina, Jabil. Celestica)

IEC electronics
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Industry Perception

- Intensely competitive and work is easily exported
  - For 80% of a $300B* industry – yes
  - For ~ 20% **NO** ($60 B)

  - We view this as a lack of information

Our growth has not happened by accident

Key Question: What is our competitive advantage and is it sustainable?

* various industry sources

What Makes Us Different:

Our Technology and Business Model

We Don't Make These


HTC P4350
HTC Trinity P3600
HTC Artemis P3300
HTC Excalibur S620
HTC Oxygen S310
HTC TyTN
HTC MTeoR
BlackBerry Pearl 8100
BlackBerry 7130g
BlackBerry 7130c
BlackBerry 7130v
BlackBerry 7100x
BlackBerry 7100t
BlackBerry 7100v
BlackBerry 8707v
BlackBerry 8700c
BlackBerry 7290
Sagem myMobileTV
Sagem myC5-3
Sagem my600v
Sagem my600x
Sagem my800x
Sagem my300x
Sagem my900c
Sagem VS2
Sagem my700x
Sagem my400x
Sagem myW-7
Sagem my500X
Sagem myC5-2

Or These



IEC electronics
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We Make These



~ 1000's of solder joints – 0201 components, BGA's, 28 layer boards

Complicated electronic assemblies

For These Applications



Locotive & Signaling Products



Satellite Communication Commercial & Government



Secure Defense Communications



Advanced Defense & Aerospace Systems



Combat Defense Systems



Medical Devices & Diagnostic Equipment

IEC electronics

Absolutely, Positively, Perfect and On-Time

Technology - High Reliability Material Analysis Lab



Image of an unreliable BGA solder joint

Stereo image of metal migration





Crack lead free assembly

Cross-sectional analysis of flip chip connection inside a BGA



Technology - Communications

- Real-time online monitoring system
  - 24 hrs. a day – 7 days a week
    - Our customers know when:
      - Kits are full
      - Products are on the line
      - The number of units in test, rework, pack out
  - Statistical "drill down":
    - Component failure, frequency
      - Reason
    - Component traceability

IEC electronics
Absolutely, Positively, Perfect and On-Time

Business Model

- High reliability
  - Low volume, high value manufacturing model
    - Customers who have complicated electronics
  - Customers resistant to transferring work outside the U.S.
    - Proprietary technology
    - Government restrictions
    - Erratic demand
  - Customers that value high technological capability

Markets Served

2009



Industrial
24%
Medical
5%
Communications
& Other
15%
Aerospace
12%
Military
44%

$67.8 million

2010



Industrial
20%
Medical
8%
Communications
& Other
13%
Aerospace
10%
Military
49%
Medical
Communications & Other
Aerospace
Military
Industrial

~ $96.0 million

Some of Our Customers



Revenue (in millions)
$100
$80
$60
$40
$20
$0
2005
2006
2007
2008
2009
2010
(Projected)
$51.1M
$67.8M

ViaSat
Rockwell Collins
GE
Parker
Comtech
Goodrich
QinetiQ North America
Foster-Miller
DRS Technologies
ZOLL Advancing Resuscitation. Today.
L3 communications
Boeing
Lockheed Martin
ITT
BAE Systems
Telephonics

National Presence


IEC Locations
Customer locations

IEC electronics
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Why are We Growing?

- Outsourcing continues to grow
  - **All** of our markets; Military and Defense, Medical, Aerospace and Industrial are experiencing solid growth
  - Customers are increasing their outsourcing
  - Winning market share

IEC electronics
Absolutely, Positively, Perfect and On-Time

Consistent Growth


Revenue
Operating Income
($ in millions)
120
100
80
60
40
20
0
Revenue
10
8
6
4
2
0
Operating Income
2006
2007
2008
2009
2010
(Projected)
Fiscal Year

IEC electronics
Absolutely, Positively, Perfect and On-Time

Eleven Quarters of Growing Margins


Quarterly Margin Trends
20
18
16
14
12
10
8
6
4
2
0
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Gross Margin %
Operating Income %

Operating Margin vs. Industry 6/25/10

IEC Operating Margin (ttm):	**7. 87%**
IEC Operating Margin (quarter ended 6/25/10):	**% 8.70%**
Average EMS Sector Operating Margin (ttm)*:	**3.52%**

*Includes: LaBarge, Sigmatron, Sparton, KeyTronic, Sanmina, SMTC Corp., Benchmark, Plexus, and Nortech. **Average omits lowest figure.**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Pace of Our Growth

- Sales
  - Anticipate continued growth from a diversified customer base
  - Sales growth expected to increase 40% for fiscal 2010
    - CAGR of 25+% per year (2006-2010)
- Earnings
  - Net income before tax expected to increase between 50-55% for fiscal 2010
    - CAGR of 50+% per year (2006-2010)
  - **We don't pay taxes ($34 Million NOL)**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Looking Ahead…see no change



Market Focus
Unique Capability
Goal: 2012
$150 million company
Uncompromising Performance

Absolutely, Positively Perfect and On-Time(sm)

Creating a more valuable company for our Customers, Employees and Shareholders

Increasing Sales, Higher Margins, and Strong Cash Flow

IEC electronics

Absolutely, Positively, Perfect and On-Time(sm)

How Big Can IEC Become & Why?

- Many, many times larger than it is today
  - Markets are expanding
  - Customers are growing
  - Gaining market share
- Unique technical capabilities make us attractive to a specific set of customers
  - Not all companies
  - Companies with high reliability needs
- Profitable business model

IEC electronics
Absolutely, Positively, Perfect and On-Time

You have been kind enough to listen to me

IEC electronics

Absolutely, Positively, Perfect and On-Time(sm)

Now it is my turn to listen to you

NYSE Amex: IEC

Contact Information

W. Barry Gilbert
IEC Electronics Corp.
105 Norton Street P.O. Box 271
Newark, N.Y. 14513
Direct – 315-332-4528
WBGilbert@iec-electronics.com

IEC electronics
Absolutely, Positively, Perfect and On-Time